Exhibit 10.32

RECEPTOS, INC.

RESTRICTED STOCK ISSUANCE AGREEMENT

(William Rastetter)

THIS RESTRICTED STOCK ISSUANCE AGREEMENT (this “Agreement”) is made as of July 30, 2009 by and between Receptos, Inc., a Delaware corporation (the “Company”), and William Rastetter, an individual (the “Stockholder”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.                                      Issuance of Shares.

1.1                               Issuance.  The Company hereby issues to Stockholder, and Stockholder hereby accepts, Five Hundred Thousand (500,000) shares (the “Shares”) of the Company’s Common Stock, par value $0.001 (the “Common Stock”).  The parties acknowledge and agree that, for purposes of this Agreement, the Shares are assumed to have a fair market value, as of the date of this Agreement, of $0.01 per Share.

1.2                               Assignment.  Concurrently with the execution of this Agreement, the Stockholder shall deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A) and any additional documents required by the Company as a condition for the issuance of the Shares.

1.3                               Delivery of Certificates.  The certificates representing the Shares issued hereunder and subject to the Company’s Repurchase Right (as defined in Article 5 below) shall be held in escrow by the Secretary of the Company (as provided in Article 6 below).

2.                                      Securities Law Compliance.

2.1                               Exemption From Registration.  The Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and are being issued to the Stockholder in reliance upon the exemption from such registration provided by Section 4(2) of the 1933 Act based on the representations and warranties made by the Stockholder herein.

2.2                               Restricted Securities.

(a)                                 The Stockholder hereby confirms that the Stockholder has been informed that the Shares are “restricted securities” under the 1933 Act and may not be resold or transferred unless the Shares are first registered under the federal securities laws or unless an exemption from such registration is available.  Accordingly, the Stockholder hereby acknowledges that the Stockholder is prepared to hold the Shares for an indefinite period of time.

(b)                                 The Stockholder is aware of the adoption of Rule 144 by the Commission, promulgated under the 1933 Act (“Rule 144”), which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions, including, among other things, the following:  (i) the availability of certain current public information about the issuer; (ii) the sale being through a broker in an unsolicited “broker’s transaction”; and (iii) the amount of securities being sold during any three (3) month period not exceeding specified limitations.  The Stockholder is aware that Rule 144 is not presently available to exempt the sale of the Shares from the registration requirements of the 1933 Act.  The Stockholder further represents that the Stockholder understands that at the time the Stockholder wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market exists for the Common Stock, the Company may not satisfy the current public information requirement of Rule 144 or other conditions under Rule 144 which are required of the Company.  As a result of the foregoing, the Stockholder understands that the Stockholder may be precluded from selling the Shares under Rule 144.

(c)                                  The Stockholder represents that (i) prior to acquisition of the Shares, the Stockholder acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares; (ii) the Stockholder has such knowledge and experience in financial and business matters as to make the Stockholder capable of evaluating the risks of the prospective investment and to make an informed investment decision; and (iii) the Stockholder is able to bear the economic risk of the Stockholder’s investment in the Shares.  The Stockholder agrees not to make, without the prior written consent of the Company, any public offering or sale of the Shares although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until the earlier of the date on which the Company effects its initial registered public offering pursuant to the 1933 Act or the date on which it becomes a registered company pursuant to section 12(g) of the Securities and Exchange Act of 1934, as amended.

2.3                               Disposition of Shares.  The Stockholder hereby agrees that the Stockholder shall not make any disposition of the Shares (other than a permitted transfer under Section 4.1 below) unless and until:

(a)                                 the Stockholder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)                                 the Stockholder shall have complied with all requirements of this Agreement applicable to the disposition of the Shares; and

(c)                                  the Stockholder, if requested by the Company, shall have provided the Company with an opinion of counsel in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or the requirements of any exemption from registration available under the 1933 Act (including Rule 144) have been taken.

The Company shall not be required (x) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Article 2 nor (y) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

2.4                               Restrictive Legends.  In order to reflect the restrictions on the disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including the following legends as applicable:

(a)                                 “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

(b)                                 The legends set forth in Articles 5 and 7 below.

(c)                                  Any legend(s) required by the authorities of any state in connection with the issuance of the Shares.

3.                                      Special Provisions.

3.1                               Stockholder Rights.  Until such time as the Company actually exercises its repurchase rights under this Agreement, the Stockholder (or any successor in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Article 6 below, subject, however, to the transfer restrictions of Articles 4 and 7 below.

3.2                               Section 83(b) Election.  The Stockholder understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price paid for the Shares, if any, and the fair market value of such Shares on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time.  For this purpose, the term “forfeiture restrictions” includes the right of the Company to repurchase the Shares under Article 5 below.  The Stockholder understands that the Stockholder may elect to be taxed at the time the Shares are acquired hereunder (which would result in a tax on the amount by which the fair market value of the Shares is in excess of the purchase price, if any), rather than when such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the U.S. Internal Revenue Service within thirty (30) days after the date of issuance hereunder.  The form for making this election is attached hereto as Exhibit B.  The Stockholder understands that failure to make this filing within such thirty (30) day period will result in the recognition of ordinary income by Stockholder as the forfeiture restrictions lapse (notwithstanding, for example and without limitation, the absence of any ability by the Stockholder to sell the Shares at such time).

3.3                               Market Stand-Off.

(a)                                 In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act (including, without limitation, the Company’s initial public offering), the Stockholder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred eighty (180) days).

(b)                                 The Stockholder shall be subject to the market stand-off provisions of this Section 3.3 with respect to underwritten public offerings of the Company’s equity securities following the initial such offering only if the officers and directors of the Company are also subject to similar arrangements.

(c)                                  In the event of any stock dividend, stock split, recapitalization, or other change affecting the Common Stock effected without receipt of consideration, then any new, substituted, or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 3.3, to the same extent the Shares are at such time covered by such provisions.

3.4                               Stop Transfer.  In order to enforce the provisions of Section 3.3 above, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

4.                                      Transfer Restrictions.

4.1                               Restriction on Transfer.  The Stockholder shall not transfer, assign, encumber or otherwise dispose of any of the Shares that are subject to the Company’s Repurchase Right under Article 5 below; provided, however, that such restriction on transfer shall not be applicable if the Stockholder receives prior written consent from the Company to (i) a gratuitous transfer of the Shares made to the Stockholder’s ancestors, descendents (including adopted children) or spouse or to trusts, partnerships or other entities for the benefit of such persons or the Stockholder (“Exempt Transfers”); (ii) a transfer of title to the Shares effected pursuant to the Stockholder’s will or the laws of intestate succession; or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Stockholder in connection with the acquisition of the Shares.

4.2                               Transferee Obligations.  Each person (other than the Company) to whom the Shares are transferred (including, as applicable, by means of one of the permitted transfers specified in Section 4.1 above) must, as a condition precedent to such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Repurchase Right granted hereunder (as applicable - i.e., to the extent that the transferred Shares are not vested free of such Repurchase Right), (ii) the Company’s Right of First Refusal (as defined below), and (iii) the market stand-off provisions of Section 3.3 above, to the same extent such Shares would be so subject if retained by the Stockholder.

4.3                               Definition of Owner.  For purposes of Articles 5, 6 and 7 below, the term “Owner” shall include the Stockholder and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from the Stockholder (including, as applicable, in accordance with Section 4.1 above).

5.                                      Repurchase Right.

5.1                               Grant.  The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90) day period following the date the Stockholder ceases (the “Cessation Date”) for any reason to be a Service Provider (as defined below) to the Company, to repurchase at $0.01 per Share (the “Repurchase Price”) all or (at the discretion of the Company) any portion of the Shares in which the Stockholder has not acquired a vested interest in accordance with Section 5.3 or Section 5.6 below as of the Cessation Date (the “Unvested Shares”).  For purposes of this Agreement, the Stockholder shall be deemed to be a “Service Provider” to the Company for so long as the Stockholder is rendering services to the Company or one or more of its parent or subsidiary corporations as an employee, director or consultant.

5.2                               Exercise of the Repurchase Right.  The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the ninety (90) day period specified in Section 5.1 above.  The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice.  To the extent one or more certificates representing the Unvested Shares may have been previously delivered out of escrow to the Owner, then the Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, properly endorsed for transfer.  The Company shall, concurrently with the receipt of such stock certificates, pay to the Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares that are to be repurchased.

5.3                               Termination of the Repurchase Right.

(a)                                 The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Section 5.2 above.  In addition, the Repurchase Right shall terminate with respect to any and all Shares in which the Stockholder vests (i) in accordance with the schedule set forth in Section 5.3(b) below or (ii) pursuant to any applicable vesting acceleration event as provided in Section 5.6 below.  Accordingly, provided the Stockholder continues to be a Service Provider to the Company, the Stockholder shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Shares in accordance with the vesting schedule set forth in Section 5.3(b) below (and, as applicable, the accelerated vesting provisions of Section 5.6 below).

(b)                                 Measured from the effective time of the combination (through a subsidiary merger) of the Company (formerly known as Receptor Pharmaceuticals, Inc.) and Apoptos, Inc. (the “Vesting Measurement Date”), the Stockholder shall acquire a vested interest in the Shares, and the Repurchase Right shall lapse as to the Shares, as follows (so long as the Stockholder continues to be a Service Provider to the Company):

(1)                                 twenty-five percent (25%) of the total Shares (i.e., One Hundred Twenty-Five Thousand (125,000) shares of Common Stock) shall vest on the first (1st) anniversary of the Vesting Measurement Date; and

(2)                                 1/48th of the total Time-Based Shares shall vest on the same day of each successive month after the first (1st) anniversary of the Vesting Measurement Date such that one hundred percent (100%) of the Time-Based Shares will have become vested (assuming the Stockholder continues to be a Service Provider) as of the fourth (4th) anniversary of the Vesting Measurement Date.

(c)                                  Notwithstanding the foregoing provisions of Section 5.3(b) above (or Section 5.6 below), all Shares as to which the Repurchase Right lapses shall continue to be subject to (i) the market stand-off provisions of Section  3.3 above and (ii) the Company’s Right of First Refusal.

5.4                               Fractional Shares.  No fractional shares shall be repurchased by the Company.  Accordingly, should the Repurchase Right extend to a fractional share at the time the Stockholder ceases to be a Service Provider, then such fractional share shall be added to any fractional share in which the Stockholder is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

5.5                               Additional Shares or Substituted Securities.  In the event of any stock dividend, stock split, recapitalization or other change affecting the Common Stock effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by the Repurchase Right.  Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

5.6                               Vesting Acceleration.  In the event of any Corporate Transaction (so long as the Stockholder continues to be a Service Provider to the Company immediately prior to such Corporate Transaction), then vesting for all (100%) of the then Unvested Shares shall accelerate as of immediately prior to such Corporate Transaction (such that the Repurchase Right shall automatically terminate as to such Unvested Shares).  For purposes of this Section 5.6, a “Corporate Transaction” is defined as any of the following: (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) unless, following the consummation thereof, the Company’s stockholders of record immediately prior thereto hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity or any direct or indirect parent entity of any such entity (with reference to the provisions of Section 8.2 below for determining such status); (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company by means of any transaction or series of related transactions unless, following the consummation thereof, the Company’s stockholders of record immediately prior thereto hold more than fifty percent (50%) of the voting power of the acquiring entity or any direct or indirect parent entity of any such entity (with reference to the provisions of Section 8.2 below for determining such status); or (iii) a sale of all or substantially all of the capital stock of the Company unless, following the consummation thereof, the Company’s stockholders of record immediately prior thereto hold more than fifty percent (50%) of the voting power of the acquiring entity or any direct or indirect parent entity of any such entity (with reference to the provisions of Section 8.2 below for determining such status); provided, however, that notwithstanding the foregoing, a Corporate Transaction shall not include (x) any sale of securities by the Company the primary purpose of which is to generate financing for the Company or (y) any transaction effected exclusively for the purpose of changing the domicile of the Company.

5.7                               Legend.  In addition to the legends required by Section 2.4 above and Article 7 below, all certificates representing Shares subject to the Company’s Right of Repurchase shall be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER OF THE SECURITIES, INCLUDING CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

6.                                      Escrow.

6.1                               Deposit.  Upon issuance, the certificates for the Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Article 6.  Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A, attached hereto.  The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 6.3 below.  Upon delivery of the certificates (or other assets and securities) to the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.

6.2                               Recapitalization.  All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow.  However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company’s outstanding Common Stock as a class effected without receipt of consideration or in the event of any corporate reorganization, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow under this Article 6, but only to the extent the Shares are at the time subject to the escrow requirements of Section 6.1 above.

6.3                               Release/Surrender.  The Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

(a)                                 Should the Company exercise the Repurchase Right under Article 5 above with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Repurchase Price for such Unvested Shares, and the Owner shall have no further rights with respect to such Unvested Shares (or other assets or securities).

(b)                                 As the interest of Stockholder in the Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Article 5 above, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner, if requested by the Owner, in accordance with the following schedule:

(1)                                 Releases of vested shares (or other vested assets and securities) from escrow shall be effected at annual intervals, with the first such annual release to occur twelve (12) months after the Vesting Measurement Date;

(2)                                 Upon Stockholder’s cessation of Service Provider status, any escrowed Shares (or other assets or securities) in which Stockholder is at the time vested shall be promptly released from escrow; and

(3)                                 Upon any earlier termination of the Repurchase Right in accordance with the applicable provisions of Article 5 above, the Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully vested shares or other property.

(c)                                  All Shares (or other assets or securities) released from escrow in accordance with the provisions of subsection (b) above shall nevertheless remain subject to the market stand-off provisions of Section 3.3 above and the Company’s Right of First Refusal until such provisions terminate in accordance herewith.

7.                                      Right of First Refusal.  Before any Shares may be sold or transferred (assuming compliance with the other provisions of this Agreement), other than pursuant to an Exempt Transfer, the Company shall have a right to repurchase such Shares (the “Right of First Refusal”) as follows:

7.1                               Transfer Notice.  The Owner (or any successor in interest) must give written notice (“Transfer Notice”) to the Company describing fully the proposed transfer, including the proposed transfer price and the name and address of the proposed transferee.  The Transfer Notice shall be signed both by the Owner and the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock (subject to the exercise by the Company of its Right of First Refusal).

7.2                               Company’s Right to Repurchase.  The Company and its assignees shall have the right to purchase the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in Section 7.3 below) by delivery of a written notice within thirty (30) days after the date when the Transfer Notice was received by the Company; provided, however, in the event a transfer is proposed to be made without consideration (e.g., in the instance of a transfer resulting from the Owner’s will or the laws of intestate succession), the Company shall have the right to purchase the Shares at the then current fair market value of the Shares as determined in good faith by the Company’s Board of Directors.

7.3                               Owner’s Right to Transfer.  If the Company fails to exercise the Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, the Owner may conclude the proposed transfer not later than three (3) months following the Company’s receipt of the Transfer Notice, but only on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the holder, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in this Article 7.  If the Company exercises its Right of First Refusal, the Owner of the Shares and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice; provided, however, in the event a transfer is proposed to be made without consideration (e.g., in the instance of a transfer resulting from the Owner’s will or the laws of intestate succession), the Company shall have the right to purchase the Shares at the then current fair market value of the Shares as determined in good faith by the Company’s Board of Directors.

7.4                               Successors and Assigns.  The Right of First Refusal shall inure to the benefit of the Company’s successors and assigns and shall be binding upon any transferee of the Shares.  Without limiting the foregoing, the Company’s rights under this Article 7 shall be freely assignable, in whole or in part.

7.5                               Listing Date Termination.  The Right of First Refusal pursuant to this Article 7 shall terminate on the Listing Date.  “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

7.6                               Legend.  In addition to the legends required by Section 2.4 and Section 5.7 above, all certificates representing Shares subject to the Company’s Right of First Refusal shall be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.  SUCH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER OF THE SECURITIES, INCLUDING CERTAIN RIGHTS OF FIRST REFUSAL IN FAVOR OF THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

8.                                      General Provisions.

8.1                               Assignment.  The Company may assign its Repurchase Rights under Article 5 above to any person or entity selected by the Company’s Board of Directors, including one or more stockholders of the Company.

8.2                               Definitions.  For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

(a)                                 Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(b)                                 Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

8.3                               No Employment or Service Contract.  Nothing in this Agreement shall confer upon Stockholder any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company) for any period of time or restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company) or the Stockholder to terminate the Service Provider status of the Stockholder at any time for any reason whatsoever, with or without cause.

8.4                               Notices.  Any notice required in connection with (i) the Repurchase Right or (ii) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery, upon deposit with a nationally recognized courier service, or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Section 8.4 to all other parties to this Agreement.

8.5                               No Waiver.  The failure of the Company (or its assignees) in any instance to exercise the Repurchase Right granted under Article 5 above or the Company’s Right of First Refusal granted under Article 7 above shall not constitute a waiver of any other repurchase rights or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Stockholder.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

8.6                               Cancellation of Shares.  If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such Shares are to be repurchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such Shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

8.7                               Stockholder Undertaking.  The Stockholder hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out the obligations or restrictions imposed on the Stockholder under this Agreement.

8.8                               Agreement Is Entire Contract.  This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

8.9                               Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

8.10                        Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

8.11                        Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Stockholder and the Stockholder’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

RECEPTOS, INC.

	By:	/s/ William H. Rastetter
	Name:	William H. Rastetter
	Its:	CEO

STOCKHOLDER:*

/s/ William Rastetter
William Rastetter

*                                         I have received and retained the Code Section 83(b) election that was attached hereto as Exhibit B.  As set forth in Section 3.2, I understand that I, and not the Company, will be responsible for completing the form and filing the election with the U.S. Internal Revenue Service and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will forfeit the potentially significant tax benefits of Section 83(b) of the Code.  I understand further that such filing should be made by registered or certified mail, return receipt requested, and that I must retain two (2) copies of the completed form for filing with my state and federal tax returns for the current tax year and an additional copy for my records.

Spousal Consent

Marisa Gard Rastetter (Stockholder’s spouse) indicates by the execution of this Agreement such spouse’s consent to be bound by the terms herein as to such spouse’s interests, whether as community property or otherwise, if any, in the Shares.

/s/ Marisa Rastetter
(Signature)

Marisa Gard Rastetter
(Printed Name)

EXHIBIT A

Assignment Separate From Certificate

FOR VALUE RECEIVED                                      (“Stockholder”) hereby sells, assigns and transfers unto RECEPTOS, INC., a Delaware corporation (the “Company”),                          (                ) shares of Common Stock of the Company represented by Certificate No.            herewith and does hereby irrevocably constitute and appoint                                                      Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: , 20 .

/s/ William H. Rastetter
(Signature)

Spousal Consent

Marisa Gard Rastetter (Stockholder’s spouse) indicates by the execution of this Assignment such spouse’s consent to be bound by the terms herein as to such spouse’s interests, whether as community property or otherwise, if any, in the Shares.

/s/ Marisa Rastetter
(Signature)

Marisa Gard Rastetter
(Printed Name)

INSTRUCTIONS:  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.  THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE OPTION” SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF STOCKHOLDER.

EXHIBIT B

ELECTION UNDER SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

(A)                               The name, address and social security number of the undersigned:

William Rastetter

Social Security No.:

(B)                               Description of property with respect to which the election is being made:

500,000 shares of Common Stock of Receptos, Inc. (the “Company”).

(C)                               The date on which the property was transferred is July       , 2009.

(D)                               The taxable year to which this election relates is calendar year 2009.

(E)                                Nature of restrictions to which the property is subject:  The shares of stock transferred to the undersigned taxpayer are subject to the provisions of a Restricted Stock Issuance Agreement between the undersigned and the Company.  Under the provisions of the Agreement, the Company will have the right to repurchase the stock at a price which may be less than the fair market value of the shares in the event of the undersigned’s termination of employment with the Company.  This right will lapse over a four-year period.

(F)                                 The fair market value of the property at the time of transfer (determined without regard to any restriction other than any restriction which by its terms will never lapse) was $0.01 per share, for a total of $5,000.

(G)                               The amount paid by taxpayer for the property was $0.

(H)                              A copy of this statement has been furnished to the Company.

Dated: , 2009

(Signature)